                                                                   Exhibit 99.11

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

          CUSIP OR ISIN
             BBERG ID              OWNIT 2006-5
            DEAL NAME              OWNIT 2006-5
           ISSUER NAME                 MLMI
           PARENT NAME
      ORIGINAL CLASS BALANCE
      CURRENT CLASS BALANCE
          PORTFOLIO NAME
              SECTOR
           SETTLE DATE
        COLLATERAL BALANCE         $471,399,413
       ORIGINAL # OF LOANS             2,839
        AVG. LOAN BALANCE            $166,044
           INITIAL WAC                7.900%
           INITIAL WAM                   1
             REM. WAM                   358
             MOODY'S
               S&P
              FITCH
             MOODY'S
               S&P
              FITCH
             WA FICO                    642
              < 500                    0.00%
              < 550                    1.62%
               <575                    6.88%
              < 600                   22.32%
              > 650                   38.82%
              > 700                   14.41%
              WA DTI                  45.17%
              > 40%                   77.40%
              > 45%                   62.47%
              WA LTV                  79.11%
               > 80                   15.13%
               > 90                    7.26%
               % IO                    5.23%
             IO FICO                    687
        IO WITH FICO <575              1.09%
             IO TERM                    61
            IO TERM %
              IO LTV                  77.92%
          % 15 YR FIXED                0.16%
           %30 YR FIXED               10.36%
            % BALLOONS                74.10%
              40 YR                   74.10%
           2/28 HYBRIDS               24.67%
           3/27 HYBRIDS               48.73%
           5/25 HYBRIDS                0.94%
         <= 1/29 HYBRIDS               0.00%
            % 2ND LIEN                 0.00%
          % SILENT 2NDS               76.43%
               MTA?
            MTA LIMIT
              NEGAM?
            MI COMPANY                 NONE
          MI COVERAGE %                  0
          SINGLE FAMILY               80.85%
            2-4 FAMILY                 3.69%
              CONDO                    4.70%
              CO-OP                    0.00%
               PUD                    10.76%
                MH                     0.00%
              OWNER                   97.16%
           SECOND HOME                 0.21%
             INVESTOR                  2.62%
               REFI                    3.05%
             CASH OUT                 30.39%
             PURCHASE                 66.56%
             FULL DOC                 81.01%
           REDUCED DOC                 1.00%
              NO DOC                   0.00%
             STATE 1                    CA
            % STATE 1                 28.90%
             STATE 2                    WA
            % STATE 2                  8.52%
             STATE 3                    OH
            % STATE 3                  8.24
             STATE 4                    FL
            % STATE 4                  7.83
              SUB %
           INITIAL OC %                4.10%
   TARGET OC % BEFORE STEPDOWN         4.10%
    TARGET OC % AFTER STEPDOWN         8.20%
            OTHER CE%
            TOTAL CE %
     INITIAL EXCESS INTEREST
           ORIGNATORS 1                OWNIT
          % ORIGNATORS 1              100.00%
           ORIGNATORS 2
          % ORIGNATORS 2
           ORIGNATORS 3
          % ORIGNATORS 3
          ISSUER CONTACT
          ISSUER NUMBER
           SERVICERS 1                LITTON
          % SERVICERS 1                100%
           SERVICERS 2
          % SERVICERS 2
           SERVICERS 3
          % SERVICERS 3
         SERVICER CONTACT
         SERVICER NUMBER
         MASTER SERVICER
             TRUSTEE
         TRUSTEE CONTACT
          TRUSTEE NUMBER
       CREDIT RISK MANAGER
           UNDERWRITER             Merrill Lynch
           DERIVATIVES             Cap and Swap
         CREDIT COMMENTS
          DEAL ACCEPTED?
           MAXIM OWNED
           INTEX STRESS
            TERM SHEET
           HARD PROSSUP
          ELECT. PROSSUP

INTEX CASHFLOW ASSUMPTIONS
         LOSS SEVERITY %
          DELINQUENCY %
         BREAKEVEN CDR %
           # LAG MONTHS

# MONTHS TILL OC GROWS TO TARGET

     IO CLASS IN DEAL? (Y/N)             N
            IO COUPON
   FIRST IO INTEREST PAYMENT $